Exhibit 99.1

1 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved Coeptis Therapeutics Holdings, Inc. Corporate Overview NASDAQ: COEP C10050 V4.0 18 - May 2023

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Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Presentation, and statements by management or other persons acting by or on behalf of Coeptis made in connection with this Presentation, constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Because forward-looking statements relate to the future, they are inherently subject to significant known and unknown risks, uncertainties and other factors that are difficult to predict and are beyond the control of Coeptis. The actual results, level of activity, performance or achievements of Coeptis may be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forwards-looking statements.

Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "future," "outlook," and similar expressions that predict or indicate future events or trends. All statements that are not statements of historical matters are forward-looking statements. The forward-looking statements include, but are not limited to, (i) statements concerning the expected benefits of the recent business combination involving Coeptis and Bull Horn Holdings Corp. (which changed its name at closing to Coeptis Therapeutics Holdings, Inc.) and the post-business combination operations and (ii) the potential opportunity with respect to certain assets of Deverra Therapeutics, Inc. and the anticipated benefits that Coeptis may experience if a transaction is consummated with Deverra Therapeutics, Inc.

The forward-looking statements made in this Presentation are based on Coeptis' current assumptions and judgments regarding future events and results. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Coeptis. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon as, a guarantee, an assurance, a prediction or a definitive statement of fact, probability or outcome.

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© 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved

3 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved Important Legal Disclaimers No Offer or Solicitation: This Presentation is for informational purposes and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Coeptis, or any of its affiliates nor shall there be any sale of securities, inv estment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qua lif ication under the securities laws of any such jurisdiction. No Representation: Neither Coeptis, nor any of its subsidiaries, shareholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to t he accuracy, completeness or reliability of the information contained in this Presentation. To the fullest extent permitted by law, in no ci rcumstances will Coeptis or any of its subsidiaries, shareholders, affiliates, representatives, control persons, partners, members, managers, dir ectors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arisi ng from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in re lat ion thereto or otherwise arising in connection therewith. Date of Information: This Presentation speaks only as of the date hereof. Coeptis does not intend to update or otherwise revise this Presentation following its use, except the extent required by law. Coeptis makes no representation or warranty, express or i mpl ied, as to the accuracy or completeness of any of the information contained in this Presentation.

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4 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved Important Legal Disclaimers cont’d. This Presentation is not a substitute for any other document that Coeptis may file with the SEC, and this Presentation is qua lif ied in its entirety by such SEC filings. Readers may obtain free copies of all documents filed with the SEC by Coeptis and previously b y i ts wholly - owned subsidiary Coeptis Therapeutics, Inc. through the website maintained by the SEC at www.sec.gov. Risk Awareness. Any reader of this Presentation should be aware of the numerous risks facing Coeptis in the operation of its business and pursuit of its growth strategy. Those risks include those that are detailed in sections entitled “Risk Factors” in documents pr eviously or hereafter filed or furnished by Coeptis with the SEC, and you should carefully consider those risks and uncertainties, togeth er with the financial statements and related notes filed with the SEC. Note that there may be also additional risks that are currently n ot known about or that are currently believed to be immaterial may also impair its business, financial condition or results of operations. You sho uld review this Presentation and perform your own due diligence and consult with your own financial and legal advisors, with such risks in co nsi deration.

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5 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved Risk Factors There are a number of risks related to us and our operations. You should carefully review the risks described in “Risk Facto rs and Special Considerations” beginning on page 13 of the preliminary prospectus. If any of these risks actually occurs, our business, fin anc ial condition, results of operations and prospects would likely be materially, adversely affected. In that event, the trading price of our common stoc k c ould be adversely impacted, and you could lose part or all of your investment. Below is a summary of some of the principal risks we face: • We may not be able to successfully implement our growth strategy on a timely basis or at all; • We may have difficulties managing our anticipated growth, or we may not grow at all; • We have a history of losses, we expect to incur losses in the future and we may not be able to achieve or maintain profitabil ity ; • We may not be able to initiate and complete preclinical studies and clinical trials for our product candidates which could ad ver sely affect our business; • We may not be able to obtain and maintain the third - party relationships that are necessary to develop, commercialize and manufac ture some or all of our product candidates; • We may encounter difficulties in managing our growth, which could adversely affect our operations; • We need to obtain financing in order to continue our operations; • The drug development and approval process is uncertain, time - consuming and expensive; • Competition in the biotechnology and pharmaceutical industries may result in competing products, superior marketing of other pro ducts and lower revenues or profits for us; • Federal laws or regulations on drug importation could make lower cost versions of our future products available, which could adv ersely affect our revenues, if any; • The regulatory approval process is costly and lengthy, and we may not be able to successfully obtain all required regulatory app rovals; • Healthcare reform measures could adversely affect our business; • Protecting and defending against intellectual property claims may have a material adverse effect on our business; • If we are not able to retain our current senior management team and our scientific advisors or continue to attract and retain qu alified scientific, technical and business personnel, our business will suffer; and • We may not be able to maintain our listing on the Nasdaq Global Market; • There is a substantial doubt about our ability to continue as a going concern; and • Our opportunities, including the potential acquisition of Deverra Therapeutics and/or license of certain targeted assets of D eve rra Therapeutics, may not close.

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6 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved COEPTIS THERAPEUTICS We are a Pittsburgh, PA based biotechnology company founded by an experienced team developing innovative cell therapy platforms in oncology .

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Corporate Highlights

VYGEN-BIO + GEAR™

GEAR™ cell therapy and in vitro diagnostic platforms

GEAR-NK enables development of modified NK cell-based therapeutics optimized to be co-administered with targeted antibodies.

CD38-GEAR-NK in development for the treatment of multiple myeloma.

VyGen-Bio

Vycellix

CAR T PLATFORM WITH MULTIPLE APPLICATIONS

Exclusive licensing agreement with University of Pittsburgh provides access to potentially groundbreaking CAR T technologies.

SNAP-CAR, a "multi-antigen" CAR T technology provides potential to target multiple tumor types

OPPORTUNITY TO TRANSITION TO CLINICAL STAGE CELL THERAPY COMPANY

Exclusive binding term sheet with Deverra Therapeutics to acquire and/or license certain targeted assets

Assets include two approved INDs and two Phase 1 clinical trials investigating allogenic unmodified natural killer (NK) cell therapies generated from pooled donor CD34+ cells (DVX201-AML-01 and DV201-COV-01)

Deverra THERAPEUTICS

coeptis THERAPEUTICS
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© 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved

Clinical Pipeline

Current

PROGRAM	TARGET INDICATION	PRE-CLINICAL	PHASE I	PHASE II	Phase III
CD38-GEAR-NK	Protect CD38+ NK Cells from destruction by anti-CD38 monoclonal antibodies	▶ Coeptis Therapeutics			
SNAP-CAR	CAR-T cells co-administered with one or more antibody adaptors	▶ Coeptis Therapeutics			

Pipeline Opportunity

PROGRAM	TARGET INDICATION	PRE-CLINICAL	PHASE I	PHASE II	PHASE III
UNMODIFIED NATURAL KILLER CELLS	Acute Myeloid Leukemia	▶	▶ Deverra Therapeutics		
UNMODIFIED NATURAL KILLER CELLS	Acute Respiratory Diseases	▶	▶ Deverra Therapeutics		
CAR-NK	Heme Malignancies Solid Tumors	▶ Deverra Therapeutics			
CAR-MAC	Oncology	▶ Deverra Therapeutics			
EXPANDED GEAR™ OPPORTUNITIES	TBD	▶ Coeptis Therapeutics, Deverra Therapeutics			

Coeptis Therapeutics

© 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved

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9 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved Anticipated Development Plans • Advance CD38 - GEAR - NK to the clinic for the treatment of multiple myeloma • Expand the GEAR Platform into new cell therapy products GEAR • Expand existing sponsored Research Agreement with the University of Pittsburgh to explore additional pre - clinical targets • Upon completion of GAP analysis, initiate IND development plans with leading CRO SNAP - CAR • Advance Phase 1 trial of DVX201 in AML • Potential to report data in 2H’23 • Integrate Deverra assets and leadership team • Advance pre - clinical myeloid and CAR - NK programs Deverra / DVX201* *Subject to consummating a transaction with Deverra Therapeutics, Inc.

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10 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved Deverra Therapeutics Opportunity* ALLOGENEIC IMMUNO - ONCOLOGY PLATFORM *Coeptis has exclusive rights through August 31, 2023 to acquire, subject to satisfaction of numerous closing conditions, cer tai n assets of Deverra

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11 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved Deverra R&D programs, extensive global IP, and established simplified, reproducible and scalable allo immune cell manufacturing platform , align with Coeptis’ existing portfolio and further development of their other pre - clinical products. Value Drivers & Potential Advantages 1 2 3 Adding clinical development expertise to the Coeptis management team as well as considerable ‘internal’ R&D, CMC and clinical trial horsepower would benefit all aspects of Coeptis Infusing Coeptis’ pipeline with allogeneic clinical - stage assets and safety data which have considerable synergies to existing technologies would accelerate novel product development pathways.

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Differentiated from Other Allogeneic Cell Therapy Companies

	Deverra	CytoImmune, Artiva, Glycostem	FATE, Shoreline, Century	NKarta, Indapta, Gamida*	ImmunityBio
Starting Cell Type	Cord Blood: Pooled Donor CD34+ cells	Cord Blood: Single DonorCD34+ *or* Mature NK Cells	iPSCs	Healthy Adult Donor PBMCs	NK92 Immortalized Cancer Cell Line
Cell Sourcing	EASY • >800K Eligible Donors Banked • No Requirement for HLA or Other Specific Genotype	EASY Note: Artiva Limits Donor Selection to Donors with Polymorphism for CD16 FcγRIIIA-158V/V (<10% of population)	CHALLENGING Donor Eligibility Generation of Cell Line	CHALLENGING Donor Eligibility and/or Donor Genotype	EASY
Multiple Cell Products	YES (NK, Myeloid)	NO	YES (NK, T, Myeloid)	NO	NO
Final Product Composition (NK Cell Therapies)	Includes Myeloid Cells for Antigen Presentation	>90% NK cells	Clonal Population	>90% NK cells	Irradiated Immortalized Clonal Population
Clinical Stage	NK – Ph1 Myeloid – Pre-clinical	Cytoimmune/Artiva: Ph1 Glycostem: Ph 1/2a (enrolling AML patients in CR/CRi)	Shoreline: Pre-clinical Century: Pre-clinical FATE: Ph1/Ph2	NKarta: Ph1 Gamida: Ph1	Ph2
Regulatory	EASY • Pre-Qualified Donor Source Material • Minimal Lot-to-Lot Variation • Feeder Cell Free	MODERATE • High Lot-to-Lot Variability • Irradiated Feeder Cells (Artiva)	CHALLENGING • Heavily Engineered Source Material • Risk of Transformed Cells • Donor Testing Requirements	MODERATE • High Lot-to-Lot Variability • Irradiated Feeder Cells • PBMC Donor Testing Requirements	CHALLENGING • Immortalized Cancer Cell Line Requiring Irradiation • Risk of Transformed Cells

coeptis THERAPEUTICS

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© 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved

DVX201 – Clinical Program

Phase 1 Study: Safety and Efficacy of Allogeneic NK Cell Infusions in Patients with Relapsed / Refractory AML and High Risk MDS

INDICATION:
Relapsed/Refractory AML & High Risk MDS/MPN (NCT04901416)

- Multiple dose, MTD study (2 doses/patient)
- PI: Dr. Tom LeBlanc, Duke University
- Study Chair: Dr. David Rizzieri, Novant

STUDY STATUS:

- Dose levels: 100, 300, 900M CD56+ cells/dose
- First patient infused April 2022
- 2 dose levels completed; currently at dose level 900M
- No DLTs to date
- Data from AML study expected 2H-2023

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© 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved

14 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved • 4M common shares of COEP • Up to $1.5M of cash The transaction would provide Coeptis with exclusive rights to : • DVX201, a clinical - stage, unmodified natural killer (NK) cell therapy, which is currently the subject of two Phase 1 trials • An allogeneic cellular immunotherapy platform for the development of on - demand cell therapies SCIENTIFIC & MEDICAL EXPERTISE Upon completion of any proposed transaction, Deverra Therapeutics' current Scientific Founder, Chief Scientific Officer and EVP, Research & Development, Colleen Delaney, MD, MSc would be expected to assume the position of Chief Scientific and Medical Officer at Coeptis. DEVELOP & ADVANCE CONSIDERATION Coeptis - Deverra Opportunity We hold an exclusive right to acquire certain targeted assets from Deverra Therapeutics • Includes two approved INDs and two Phase 1 clinical trials investigating allogenic unmodified natural killer (NK) cell therapies generated from pooled donor CD34+ cells (DVX201 - AML - 01 and DV201 - COV - 01) ASSETS

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15 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved GEAR ۲ Enabling Potent Combinatorial Immuno - Oncology Treatment Strategies

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GEAR-NK (CD38) STRATEGY


NK

Natural Killer (NK)
Immune Effector Cell


Anti-CD38 mAb
CD38 Protein

Animations herein are provided as visual aids to help articulate hypothesized proof-of-concept in a general manner and do not depict precise scientific mechanisms-of-action.

IMMUNOTHERAPY CHALLENGES

Various immunotherapies for CD38+ tumors are designed to find and kill cells that express the CD38 antigen; therefore, CD38+ NK cells are likely to become collateral damage and with their eradication, the overall anti-tumor response is suboptimal.

THE GOAL

To protect CD38+ Natural Killer (NK) cells so that functional disease-targeting NK cells will not be eradicated, enabling their co-existence with CD38 targeting therapies, and thus allowing for complementary tumor killing and immune surveillance.

A NOVEL COMBINATORIAL APPROACH

Modified NK cells that are co-administered with select monoclonal antibodies and/or other CD38 targeting immunotherapies are in pre-clinical development to enhance and maximize tumor kill via combinatorial approaches otherwise not possible.

coeptis THERAPEUTICS

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© 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved

17 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved Animations herein are provided as visual aids to help articulate hypothesized proof - of - concept in a general manner and do not de pict precise scientific mechanisms - of - action. Anti - CD38 mAbs (Infused antibodies from current cancer treatments) bind to CD38 proteins and kill both CD38+ Cancer cells and our body’s Natural Killer Cells. CD38 - GEAR - NK are modified, NK cells that we believe can avoid being ablated by therapies designed to target the CD38 antigen, potentially enabling the combination of passive immunity with innate active immunity to more efficiently target and eradicate CD38+ malignancies. CURRENT ANTI - CD38 PATHWAY PATHWAY WITH GEAR - NK (CD38) CELL THERAPY

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18 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved CD38 - GEAR - NK – Market Opportunity CD38 - GEAR - NK could change how CD38 - related cancers are treated by protecting CD38+ NK cells from destruction by anti - CD38 mAbs. Potential opportunity to improve the treatment of CD38 - related cancers, including multiple myeloma, chronic lymphocytic leukemia, and acute myeloid leukemia Multiple myeloma is expected to be the first cancer indication targeted with CD38 - GEAR - NK. The multiple myeloma market in the initial 8 target markets 1 was $16.27B in 2019 and is expected to increase through 2030. 2 1. US, UK, Germany, Spain, France, Italy, China, and Japan 2. Source: DelveInsight

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19 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved Coeptis has obtained the exclusive right to negotiate towards the acquisition of VyGen - Bio, Inc. or its assets, including IP and know how related to rights to the GEAR ۲ cell therapy and companion diagnostic platforms. Transaction would expand upon Coeptis' collaboration with VyGen - Bio, which is currently focused on : • CD38 - GEAR - NK , is a pre - clinical in vitro proof of concept product designed to protect CD38+ NK cells from destruction by anti - CD38 mAbs. DEVELOPMENT POTENTIAL The transaction would provide Coeptis with an opportunity to advance the development of various GEAR - engineered cells, including NK cells, T cells, and hematopoietic stem cells, and to pursue development of GEAR - engineered cells for use in combination with mAbs . EXPANDING OPPORTUNITY EXCLUSIVE AGREEMENT Coeptis Collaboration – VyGen - Bio

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20 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved GEAR is novel cell engineering approach that protects the integrity, fitness and function of the cell while importantly shielding it from destruction by co - administered mAbs. POTENTIAL ADVANTAGES 1 2 3 GEAR platform offers the potential to not only improve existing cancer therapies , but further expand the use of existing therapies in new indications . GEAR - NK cells, and ultimately all GEAR - engineered cells, are being designed to potentially decrease side - effects associated with certain mAb therapies and potentially reduce or eliminate the 'on - target - off - tumor' effect.

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21 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved SNAP - CAR A MULTI - ANTIGEN CAR T PLATFORM

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22 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved CAR T Platform – Market Opportunities CAR T offers the potential to revolutionize cancer treatment; however, we believe there are opportunities to improve upon current CAR T therapies that could enable the potential application of the licensed technology in therapeutic treatments that involve solid tumors . SNAP - CAR is currently in the pre - clinical stage of development. Among the initial cancer indications under considerations for development are programs targeting Her2 positive cancers . CAR T cell therapy market size & share expected to reach $20.56 billion by 2029 from $1.96 billion in 2021, at a compound annual growth rate (CAGR) of 31.6% during forecast period 2022 to 2029. 1 1 Source: Polaris Market Research

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23 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved IMMUNOTHERAPY CHALLENGES Reducing potential toxicity: The therapeutic activity of the SNAP - CAR T cells can be controlled by the antibody dose, which we envision would allow clinicians to potentially mitigate toxicity from over - activity. We also envision that the immune response against cancer may also be boosted with additional doses of the tagged tumor - specific antibody. THE GOAL Lowering the chance for cancer relapse: Relapse from CAR T cell therapy which often results from the loss or down - regulation of the targeted protein on the cancer, can potentially be avoided by combining SNAP - CAR T cells with antibodies targeting multiple antigens at once. A NOVEL APPROACH Targeting new cancers: SNAP - CAR T cells are a platform technology that is being developed to be combined with tagged, tumor - specific antibodies to potentially target many different tumor types, including hematological malignancies and solid tumors. SNAP - CAR DEVELOPMENT STRATEGY Animations herein are provided as visual aids to help articulate hypothesized proof - of - concept in a general manner and do not depict precise scientific mechanisms - of - action.

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24 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved SNAP - CAR T cells can be controlled by the antibody dose, which may allow clinicians to potentially reduce toxicity from over - activity. Potential to minimize cancer relapse by combining SNAP - CAR T cells with antibodies targeting multiple antigens at once. SNAP - CAR – Potential Advantages 1 2 3 SNAP - CAR T cells can be engineered to potentially target multiple tumor types, including hematological malignancies and solid tumors .

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25 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved COEPTIS MANAGEMENT TEAM Dave Mehalick Co - Founder, President & CEO 30 years of diverse business experience in healthcare, information technology and finance including consulting, capital markets, private equity, and investments Christine Sheehy Vice President of Compliance and Corporate Secretary 30 years of finance and operational experience, mainly in pharmaceutical and life science startup companies leading design and development of global systems Lara Ionescu Silverman, PhD VP of CMC and Clinical Operations 10+ years of gene and cell therapy experience including roles in CMC, early - stage clinical testing, and technical product and process development. Dan Yerace Co - Founder & VP Operations 10+ years of pharmaceutical experience including roles in global supply chain, operations, business development, and procurement Colleen Delaney MD, MSc CSO & CMO* World - renowned expert in cell and gene therapy research with 20+ years' experience in the translation of scientific discovery to clinical practice, including all aspects of cell therapy product development *Expected to join in connection with Deverra opportunity Brian Cogley Chief Financial Officer 15 + years of corporate financial experience in life sciences, pharmaceuticals, and financial services, expertise in asset management, and investments

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26 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved Coeptis Scientific Advisory Board Head of the Gene and Cell Therapy Group, Division of Hematology, Department of Medicine, Karolinska Institutet, Karolinska University Hospital, Stockholm Evren Alici M.D., Ph.D. Arnika K. Wagner, Ph.D. Assistant Professor, Department of Medicine, Karolinska Institutet, Karolinska University Hospital, Stockholm Former Dean of Research, Karolinska Institutet and founder of the Center for Infectious Medicine, Department of Medicine, Karolinska Institutet, Karolinska University Hospital, Stockholm Hans - Gustaf Ljunggren, M.D., Ph.D.

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27 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved Financials & Capitalization Common Equivalents Securities (April 24, 2023) 21,441,036 Common Stock 1 1,357,500 Options (WAEP $1.63) 100,000 Options ($10.00) 9,413,912 Warrants (WAEP $10.55) 2 32,312,448 Fully Diluted $2.1M Cash (3/31/23): 1 1M common shares become Rule 144I eligible in October 2023 2 Do not contain any variable price features, resets or anti - dilution provisions

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28 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved Cell and gene therapies have the potential to “disrupt” current treatment paradigms. Early - stage development assets in this space are being routinely acquired by larger pharma companies. CAR T technologies being developed at University of Pittsburgh have the potential to target hematologic and solid tumors, including HER2+ cancers. Deverra opportunity, if closed, provides potential for NK and MAC cell generation from Deverra’s established cell therapy platform combined with Coeptis' target specific CARs has the potential to result in development of novel first - in - class allogeneic NK and MAC cell therapies. Coeptis Investment Thesis

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29 © 2023 Coeptis Therapeutics Holdings, Inc. All rights reserved Coeptis Investor Relations Contact: Daniel Kontoh - Boateng Tiberend Strategic Advisors dboateng@tiberend.com coeptistx.com

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